   As filed with the Securities and Exchange Commission on September 29, 1997
                                         Registration No. 333-___________
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            _______________________

                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            _______________________

                          MATRIX CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)

             COLORADO                                84-1233716
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

1380 LAWRENCE STREET, SUITE 1410
        DENVER, COLORADO                               80204
(Address of principal executive offices)             (Zip Code)

                            _______________________

    1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN FOR MATRIX CAPITAL
                                  CORPORATION
       1996 EMPLOYEE STOCK PURCHASE PLAN FOR MATRIX CAPITAL CORPORATION

                           (Full title of the plans)
                            _______________________

         GUY A. GIBSON                                COPY TO:
           PRESIDENT                         T. ALLEN MCCONNELL, ESQ.
    MATRIX CAPITAL CORPORATION                 JENKENS & GILCHRIST
1380 LAWRENCE STREET, SUITE 1410           A PROFESSIONAL CORPORATION
      DENVER, COLORADO 80204              1445 ROSS AVENUE, SUITE 3200
          (303)595-9898                        DALLAS, TEXAS  75202
(Name, address and telephone number
including area code of agent for service)

                            ______________________

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------



=========================================================================================
                                           PROPOSED         PROPOSED
 TITLE OF                                   MAXIMUM          MAXIMUM
SECURITIES          AMOUNT                 OFFERING         AGGREGATE        AMOUNT OF
  TO BE              TO BE                  PRICE            OFFERING       REGISTRATION
REGISTERED       REGISTERED (1)(2)      PER SHARE (3)(4)   PRICE (3)(4)       FEE (3)(4)
----------------------------------------------------------------------------------------
Common Stock,
 $0.0001 par value
 per share           650,000 SHARES          $17.25           $9,670,238       $2,931
========================================================================================

(1) The securities to be registered include 525,000 shares reserved for issuance under the 1996 Amended and Restated Employee Stock Option Plan of the registrant and 125,000 shares reserved for issuance under the 1996 Employee Stock Purchase Plan of the registrant (together, the "Plans").
(2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plans to prevent dilution resulting from any future stock split, stock dividend or similar transaction.
(3)  Estimated solely for the purpose of calculating the registration fee.
(4) Calculated pursuant to Rule 457(c) and (h). Accordingly, the price per share of the Common Stock offered hereunder pursuant to the Plans is based on (i) 433,050 shares of Common Stock originally reserved for issuance under the Plans that are not currently subject to outstanding stock options, at a price per share of $16.3125, which is the average of the highest and lowest selling price per share of Common Stock on the Nasdaq National Market on September 25, 1997 and (ii) the following 216,950 shares of Common Stock reserved for issuance under the Plans and subject to stock options already granted thereunder at the following exercise prices: (A) 99,450 shares at $10.00 per share, (B) 5,000 shares at $10.375 per share,
     (C) 15,000 shares at $12.00 per share, (D) 2,500 shares at $13.59375 per share, (E) 27,500 shares at $13.75 per share, (F) 25,000 shares at $13.88 per share, (G) 35,000 shares at $14.25 per share, (H) 5,000 shares at $15.75 per share, and (I) 2,500 shares at $17.25 per share.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.   PLAN INFORMATION.*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The registrant hereby incorporates by reference in this Registration Statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

     (1) The Company's final prospectus dated September 24, 1997, filed with the Commission pursuant to Rule 424(b)(4) on September 25, 1997.

     (2) The Company's Quarterly Report on Form 10-Q filed with the Commission for the quarter ended March 31, 1997.

     (3) The Company's Quarterly Report on Form 10-Q filed with the Commission for the quarter ended June 30, 1997.

     (4) The Company's Current Report on Form 8-K, filed with the Commission on February 20, 1997.

     (5) The Company's Current Report on Form 8-K, filed with the Commission on March 25, 1997.

     (6) The description of the common stock, par value $0.0001 per share (the "Common Stock"), of the Company set forth in the Registration Statement on Form 8-A, dated August 20, 1996.

     All documents filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       (a) The Articles of Incorporation of the registrant, together with its Bylaws, provide that the registrant shall indemnify officers and directors, and may indemnify its other employees and agents, to the fullest extent permitted by law. The laws of the State of Colorado permit, and in some cases require, corporations to indemnify officers, directors, agents and employees who are or have been a party to or are threatened to be made a party to litigation against judgments, fines, settlements and reasonable expenses under certain circumstances.

________________

* Information required for Part I and contained in the Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 of the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

       (b) The registrant has also adopted provisions in its Articles of Incorporation that limit the liability of its directors to the fullest extent permitted by the laws of the State of Colorado. Under the registrant's Articles of Incorporation, and as permitted by the laws of the State of Colorado, a director is not liable to the registrant or its shareholders for damages for breach of fiduciary duty. Such limitation of liability does not affect liability for (i) breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) any transaction from which the director directly or indirectly derived an improper personal benefit, or (iv) the payment of any unlawful distribution.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

        (a)  Exhibits.

             The following documents are filed as a part of this Registration Statement.

   Exhibit   Description of Exhibit
   -------   ----------------------

     4.1*     Amended and Restated Articles of Incorporation (Exhibit 3.1)

     4.2*     Bylaws, as amended (Exhibit 3.1)

     4.3* 1996 Amended and Restated Employee Stock Option Plan for Matrix Capital Corporation (Exhibit 4.2)

     4.4** Employee Stock Purchase Plan for Matrix Capital Corporation, as amended (Exhibit 4.3)

     5.1      Opinion of Jenkens & Gilchrist, a Professional Corporation

     23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

     23.2     Consent of Ernst & Young LLP

     24.1     Power of Attorney (see signature page of this Registration
              Statement)

________________

* Filed as the exhibit shown in parenthesis contained in the Company's registration statement on Form S-1 (No. 333-10223) effective October 17, 1996, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1996, incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

        A. The undersigned registrant hereby undertakes:

           (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

           (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

           (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, Colorado, on September 26, 1997:

                                    MATRIX CAPITAL CORPORATION


                                    By: /s/Guy A. Gibson
                                        ------------------------------
                                        Guy A. Gibson, President and
                                        Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Guy A. Gibson and David W. Kloos, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates included:


SIGNATURE                       CAPACITY                    DATE
---------                       --------                    ----

/s/Guy A. Gibson       President, Chief Executive     September 26, 1997
--------------------
Guy A. Gibson          Officer (Principal Executive
                       Officer) and Director

/s/Richard V. Schmitz  Chairman of the Board          September 26, 1997
--------------------
Richard V. Schmitz


/s/D. Mark Spencer     Vice Chairman of the Board     September 26, 1997
--------------------
D. Mark Spencer

/s/David W. Kloos      Senior Vice President, Chief   September 26, 1997
--------------------
David W. Kloos         Financial Officer and Director
                       (Principal Financial and
                       Accounting Officer)

/s/Thomas M. Piercy    Director                       September 26, 1997
--------------------
Thomas M. Piercy


/s/Stephen Skiba       Director                      September 26, 1997
-------------------
Stephen Skiba


/s/David A. Frank      Director                      September 26, 1997
-------------------
David A. Frank

                               INDEX TO EXHIBITS


Exhibit             Description of Exhibit
-------             ----------------------

4.1*       Amended and Restated Articles of Incorporation (Exhibit 3.1)

4.2*       Bylaws, as amended (Exhibit 3.2)

4.3* 1996 Amended and Restated Employee Stock Option Plan for Matrix Capital Corporation (Exhibit 4.2)

4.4** Employee Stock Purchase Plan for Matrix Capital Corporation, as amended (Exhibit 4.3)

5.1        Opinion of Jenkens & Gilchrist, a Professional Corporation

23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

23.2       Consent of Ernst & Young LLP

24.1 Power of Attorney (see signature page of this Registration Statement)

________________

* Filed as the exhibit shown in parenthesis contained in the Company's registration statement on Form S-1 (No. 333-10223) effective October 17, 1996, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1996, incorporated herein by reference.